AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS A SHARES
                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES



                        Supplement dated June 25, 2002 to
           Statement of Additional Information dated November 16, 2001


The following text replaces the corresponding text on page 43 in its entirety under the section entitled "Other Service Providers -- Independent Accountants":

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, serve as the Funds' independent public accountants. The independent accountants: (i) audit and report on the Funds' financial statements; (ii) provide assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review the annual income tax returns filed on behalf of the Funds.

Additionally, Ernst & Young LLP serve as independent public accountants to the Master Fund.


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                      AHA U.S. GOVERNMENT MONEY MARKET FUND


                        Supplement dated June 25, 2002 to
           Statement of Additional Information dated November 1, 2001

The following text replaces the corresponding text on page 25 in its entirety under the section entitled "Other Service Providers -- Independent Accountants":

     Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, are the independent public accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Board of Directors.